UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2018
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Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Hudson Pacific Properties, Inc.)	27-1430478 (Hudson Pacific Properties, Inc.)
Maryland (Hudson Pacific Properties, L.P.)	80-0579682 (Hudson Pacific Properties, L.P.)
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc. (the "Company”), a Maryland corporation, and Hudson Pacific Properties, L.P. (the “Operating Partnership”), a Maryland limited partnership of which the Company serves as the sole general partner.
Item 2.01     Completion of Acquisition of Disposition of Asset.
On July 27, 2018, the Company completed the sale of our Peninsula Office Park property (the "Property"), a 447,739-square-foot office property located in San Mateo, California, for a gross sale price of $210.0 million (before certain credits, prorations and closing costs). The Property was sold to Harvest Properties, Inc., with whom the Company has no other relationship.

Item 8.01    Other Events.
On July 30, 2018, the Company issued a press release announcing the sale of the Property in an all-cash transaction. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The press release is being furnished pursuant to Item 8.01 and shall not be deemed to be filed for the purposes of Section 18 of, or incorporated by reference into the filings of the Company under, the Securities Exchange Act of 1934, or as amended.
Item 9.01    Financial Statements and Exhibits.

(b)	Pro forma financial information
The following unaudited pro-forma consolidated financial information of the Company and Operating Partnership is included in Exhibit 99.2 hereof:

1.	Unaudited Pro Forma Financial Information;

2.	Unaudited Pro Forma Condensed Balance sheet as of March 31, 2018;

3.	Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2018; and

4.	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2017.

(d)	Exhibits

Exhibit No.	Description
99.1**	Press release dated July 30, 2018 regarding the Company’s disposition of Peninsula Office Park
99.2**	Pro Forma Financial Statements
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**     Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date: July 31, 2018	By:	/s/ MARK T. LAMMAS
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1**	Press release dated July 30, 2018 regarding the Company’s disposition of Peninsula Office Park
99.2**	Pro Forma Financial Statements
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**     Furnished herewith.